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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          JULY 30, 2001 (JULY 30, 2001)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                   1-10308                  06-0918165
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)        (I.R.S. EMPLOYER
     OF INCORPORATION OR                                  IDENTIFICATION NUMBER)
         ORGANIZATION)


      9 WEST 57TH STREET
         NEW YORK, NY                                            10019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                        (ZIP CODE)


                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)









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ITEM 5. OTHER EVENTS

      This Current Report on Form 8-K of the Company is being filed to make available its Consolidated Condensed Statements of Cash Flows (see Exhibit 99.1) for the six months ended June 30, 2001 and 2000 and its Consolidated Schedule of Free Cash Flows (see Exhibit 99.2) for the twelve months ended June 30, 2001 and 2000.

      Free cash flow is another measure used by management to evaluate liquidity and financial condition. Free cash flow represents cash available for the repayment of debt and other corporate purposes such as stock repurchases, acquisitions and investments for the latest twelve-month period. The Company has provided the Consolidated Schedule of Free Cash Flows for the twelve months ended June 30, 2001 and 2000 as that reflects the measure in which management evaluates the performance of its free cash flows. Such measure of performance may not be comparable to similarly titled measures used by other companies and is not a measurement recognized under generally accepted accounting principles. Therefore, free cash flow should not be construed as a substitute for income or cash flow from operations in measuring operating results or liquidity. The Consolidated Schedule of Free Cash Flows for the twelve months ended June 30, 2001 and 2000 should be read in conjunction with the Company's Consolidated Condensed Statements of Cash Flows attached hereto as well as the Company's Consolidated Statements of Income included within the Company's earnings release of second quarter results filed with the Securities and Exchange Commission on Form 8-K on July 19, 2001 and the Company's Annual Report on Form 10-K/A filed on July 3, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS

        (c) Exhibits

        See Exhibit Index.









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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CENDANT CORPORATION

                                        BY: /s/ Tobia Ippolito
                                           ----------------------
                                           Tobia Ippolito
                                           Executive Vice President, Finance and
                                           Chief Accounting Officer

Date:  July 30, 2001




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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K



                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
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99.1              Consolidated Condensed Statements of Cash Flows for the six
                  months ended June 30, 2001 and 2000

99.2 Consolidated Schedule of Free Cash Flows for the twelve months ended June 30, 2001 and 2000



























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